UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On January 6, 2023, First Guaranty Bancshares, Inc. (“First Guaranty”) and its wholly-owned subsidiary, First Guaranty Bank (“FGB”), entered into an Agreement and Plan of Merger (the “Agreement”) with Lone Star Bank (“Lone Star”), pursuant to which First Guaranty will, subject to the terms and conditions set forth in the Agreement, acquire all of the issued and outstanding shares of Lone Star common stock in exchange solely for shares of First Guaranty common stock through the merger of Lone Star with and into FGB, with FGB as the surviving banking corporation (the “Transaction”).

Under the terms of the Agreement, First Guaranty will issue shares of First Guaranty common stock with an assumed value of $23.67 per share on the closing date of the Transaction to the shareholders of Lone Star with an aggregate value equal to 1.5 times Lone Star’s tangible book value as of the month end prior to the closing date, subject to certain adjustments described in the Agreement. Outstanding options to purchase Lone Star common stock will be cashed out. The combined financial institutions will have approximately $3.2 billion in total assets, $2.5 billion in total loans, and $2.8 billion in total deposits following the close of the Transaction. The Agreement was approved by the board of directors of each of First Guaranty, FGB, and Lone Star.

The Agreement contains customary representations and warranties by First Guaranty and Lone Star and customary covenants of First Guaranty, FGB and Lone Star, including, among others, covenants relating to (1) the conduct of each party’s business during the period prior to the consummation of the Transaction, (2) Lone Star’s obligations to facilitate its shareholders’ consideration of, and voting upon, the Agreement and the Transaction at a meeting of shareholders held for that purpose, (3) the recommendation by the Lone Star board of directors in favor of approval of the Agreement and the Transaction and (4) Lone Star’s non-solicitation obligations relating to alternative business combination transactions.

The Agreement further provides that one current member of the Lone Star board of directors will join the FGB board of directors following the consummation of the Transaction (the “Effective Time”).

Each party’s obligation to consummate the Transaction is subject to customary closing conditions, including, among others, (1) approval of the Agreement and the Transaction by Lone Star’s shareholders, (2) receipt of required regulatory approvals without the imposition of a condition that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on First Guaranty or FGB, taken as a whole, after giving effect to the Transaction, and receipt of all other requisite consents or approvals, (3) the absence of any law or order preventing or prohibiting the consummation of the transactions contemplated by the Agreement (including the Transaction), (4) the effectiveness of the registration statement for the First Guaranty common stock to be issued in the Transaction, (5) receipt by each party of an opinion from their respective counsel to the effect that the Transaction will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (6) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (7) the performance in all material respects by the other party of its obligations under the Agreement, (8) the shares of First Guaranty common stock to be issued in the Transaction shall have been approved for listing on The Nasdaq Global Select Market, and (9) the absence of any material adverse effect with respect to the other party.

In connection with the Agreement, all members of the Lone Star board of directors who are not employees of Lone Star delivered non-competition and director support agreements to First Guaranty.

The Agreement contains certain termination rights for both First Guaranty and Lone Star and further provides that a termination fee of $1.0 million will be payable by Lone Star to First Guaranty upon termination of the Agreement under certain specified circumstances.

The representations, warranties and covenants of each party set forth in the Agreement were made only for purposes of the Agreement and as of specific dates, and were and are solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them or any descriptions of them as statements of facts or conditions of First Guaranty, Lone Star, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. In addition, such representations and warranties (1) will not survive consummation of the Transaction, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding First Guaranty, Lone Star, their respective affiliates, or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding First Guaranty, Lone Star, their respective affiliates or their respective businesses, the Agreement, and the Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Lone Star and a prospectus of First Guaranty, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings by First Guaranty with the Securities and Exchange Commission (the “SEC”) from time to time.

The foregoing description of the Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Voting Agreements

In connection with the Agreement, Lone Star and First Guaranty entered into a voting agreement with each director of Lone Star who owns shares of Lone Star common stock, a form of which is attached hereto as Exhibit 10.1 (the “Voting Agreement”). The Lone Star directors who are party to the Voting Agreement beneficially own in the aggregate approximately 24.03% of the outstanding shares of Lone Star common stock. The Voting Agreement requires, among other things, that the party thereto vote all of his shares of Lone Star common stock in favor of the Transaction and the other transactions contemplated by the Agreement and to, subject to certain exceptions, refrain from transfers of any such shares of Lone Star common stock prior to the Effective Time.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement, which is attached as Exhibit 10.1 to this Report, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 9, 2023, First Guaranty and Lone Star issued a joint press release announcing the signing of the Agreement. The press release is attached to this report at Exhibit 99.1, which is incorporated herein by reference.

Attached to this Report as Exhibit 99.2, which is incorporated herein by reference, is a map showing the existing locations of FGB and Lone Star.

The information being furnished pursuant to Item 7.01 of this Report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Important Information and Where to Find It

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by First Guaranty of Lone Star. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Transaction, First Guaranty will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Lone Star and a prospectus of First Guaranty (the “Proxy Statement/Prospectus”), and First Guaranty may file with the SEC other relevant documents concerning the proposed Transaction. The definitive Proxy Statement/Prospectus will be mailed to shareholders of Lone Star. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY FIRST GUARANTY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST GUARANTY, FGB, LONE STAR AND THE PROPOSED TRANSACTION.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about First Guaranty, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by First Guaranty. You will also be able to obtain these documents, when they are filed, free of charge, from First Guaranty at www.fgb.net under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to First Guaranty Bancshares, Inc., 400 East Thomas Street, Hammond, Louisiana 70401, Attn: Investor Relations, (985) 375-0343.

Participants in the Solicitation

This Report is not a solicitation of a proxy from any security holder of Lone Star. However, Lone Star and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Lone Star in respect of the proposed Transaction. Information about Lone Star’s directors and executive officers will be contained in the Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Report contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements relating to the impact First Guaranty or Lone Star expect the Transaction to have on the combined entities’ operations, financial condition, and financial results, and First Guaranty’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits First Guaranty expects to realize as a result of the Transaction. Forward-looking statements also include, without limitation, predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements often, but not always, are preceded by, are followed by or otherwise include the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “seek,” “plan,” “can,” “should,” “could,” “would,” “will,” “to be,” “predict,” “potential,” “may,” “likely,” “will likely result,” “target,” “project” and “outlook” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, based on certain assumptions and beliefs of management, many of which, by their nature, are inherently uncertain and beyond their control. Although First Guaranty and Lone Star believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements based on factors including various risks and uncertainties set forth in First Guaranty’s filings with the SEC from time to time. Such risks and uncertainties include, but are not limited to, the possibility that the proposed Transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against First Guaranty or Lone Star; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; the risk that the businesses of First Guaranty and Lone Star will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed Transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed Transaction making it more difficult to maintain relationships with employees, customers or other parties with whom First Guaranty or Lone Star have business relationships; diversion of management time on Transaction-related issues; risks relating to the potential dilutive effect of the shares of First Guaranty common stock to be issued in the proposed Transaction; the reaction to the proposed Transaction of the companies’ customers, employees and counterparties; and other factors, many of which are beyond the control of First Guaranty and Lone Star.

For additional information, refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of First Guaranty’s Annual Report on Form 10-K for the year ended December 31, 2021 and any updates to those risk factors set forth in First Guaranty’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by First Guaranty with the SEC and are available on the SEC’s website at www.sec.gov. You should not place undue reliance on any such forward-looking statements. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
2.1*	Agreement and Plan of Merger, by and among First Guaranty Bancshares, Inc., First Guaranty Bank and Lone Star Bank, dated January 6, 2023
10.1	Form of Voting Agreement
99.1	Press Release, dated January 9, 2023
99.2	Map showing existing locations of First Guaranty Bank and Lone Star Bank

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: January 9, 2023
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer

 INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, by and among First Guaranty Bancshares, Inc., First Guaranty Bank and Lone Star Bank, dated January 6, 2023
Exhibit 10.1	Form of Voting Agreement
Exhibit 99.1	Press Release dated January 9, 2023.
Exhibit 99.2	Map showing existing locations of First Guaranty Bank and Lone Star Bank